                                                                    EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Columbia Sportswear Company (the "COMPANY") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Bryan L. Timm, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: August 14, 2002


/s/ BRYAN L. TIMM
---------------------------------------
Bryan L. Timm
Chief Financial Officer
Columbia Sportswear Company

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  COLUMBIA SPORTSWEAR COMPANY


Date: August 14, 2002             /s/ BRYAN L. TIMM
      ---------------             ----------------------------------
                                  Bryan L. Timm
                                  Chief Financial Officer and Authorized Officer